UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 19, 2015

(Date of earliest event reported)

TIGERLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-16449	94-3046892
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1532 SW Morrison Street, Suite 200

Portland, OR 97205

(Address of principal executive offices and zip code)

(503) 488-6988

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TIGERLOGIC CORPORATION

FORM 8-K

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)                                 On June 19, 2015, the Audit Committee of the Board of Directors of TigerLogic Corporation (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective as of that date, and appointed Moss Adams LLP (“Moss Adams”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016 effective immediately.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended March 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding KPMG’s dismissal, there was no disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (if not resolved to the satisfaction of KPMG) would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During the Company’s two most recent fiscal years and the subsequent interim period preceding KPMG’s dismissal, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested KPMG to furnish the Company with a letter addressed to the SEC stating whether KPMG agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of KPMG’s letter, dated June 22, 2015, is attached as Exhibit 16.1 to this Form 8-K.

(b)                                 On June 19, 2015, the Audit Committee of the Board of Directors appointed Moss Adams to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016 effective immediately.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Moss Adams’s engagement, neither the Company nor anyone on its behalf consulted Moss Adams regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Moss Adams to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

(d)                                 Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

16.1                        KPMG Letter dated June 22, 2015.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGERLOGIC CORPORATION
(Registrant)

June 23, 2015	By:	/s/ Roger Rowe
(Date)		Roger Rowe
Acting Chief Executive Officer and Chief Financial Officer

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